Exhibit 32.1

SECTION 1350 CERTIFICATION (CEO)

EFT HOLDINGS, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of EFT Holdings, Inc. (the “Company”) on Form 10-K/A for the year ended March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jack Jie Qin, principal executive officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 20, 2012	By:	/s/ Jack Jie Qin
Jack Jie Qin
Principal Executive Officer